EXHIBIT 99.1

Oman Telecommunication Company (Omantel) and GlobalTech Corporation Enter Into Non-Binding Memorandum of Understanding Relating to Potential Revenue Share Arrangement on AI & Big Data Services

RENO, Nev., June 4, 2025 (GLOBE NEWSWIRE)--GlobalTech Corporation (GTC, OTC:GTLK) (“GlobalTech”), a technology holding company specializing in artificial intelligence (AI) and big data products and Omantel (www.omantel.om), Oman’s leading telecommunications provider, announced that they have signed a Memorandum of Understanding (MoU) to explore a collaboration on AI & Big Data services.

The non-binding MoU establishes the parties’ mutual interest in exploring and advancing technological innovations, specifically within the realms of AI and Big Data. Through future agreements, which have yet to be finalized or agreed to, it is currently expected that a strategic revenue-sharing model will be established, whereby both companies will seek to leverage their strengths to deliver AI & Big Data solutions. Omantel’s robust infrastructure, extensive customer base, and globally competitive data services are expected to support the initiative, while GlobalTech expects to contribute its expertise in AI & Big Data technologies and solutions. The future collaboration will aim to create an AI-driven service vertical catering to industries such as compliance, risk mitigation, fintech, retail, and HR services.  Once finalized, the partnership is anticipated to enhance GlobalTech’s AI capabilities, support digital transformation, and drive revenue growth.

Mehdi Al Abduwani, Director, GlobalTech Corporation stated: "AI and Big Data are key enablers of economic and business transformation and we believe this planned collaboration with Omantel will strengthen our AI and Big Data offerings, which in turn are expected to unlock new growth opportunities in regional markets.  We continue to look for new opportunities to both widen our geographic footprint while developing our capabilities beyond telecom into the high technology vertical."

The planned collaboration is expected to create a sustainable framework for AI and Big Data advancements. The companies believe this contemplated partnership will also redefine the region’s digital ecosystem while strengthening Oman’s standing as a key player in the global technological landscape.

Saleem Ahmed Abdullatiff, Vice President Enterprise, Omantel, emphasized the partnership’s significance, stating, “Omantel, is committed to empowering businesses with next-generation AI solutions, accelerating Oman’s digital transformation. Our planned collaboration with GlobalTech reinforces our vision of unlocking AI’s full potential to enhance business capabilities, foster innovation, and support Oman’s position as a regional technology hub."

Aligned with Oman Vision 2040, the initiative is expected to further support economic diversification and technological innovation. GlobalTech plans to introduce a comprehensive AI service portfolio (GlobalTech Portfolio), and believes strongly that this planned collaboration will help its potential clients streamline operations, reduce costs, and improve competitiveness while fostering employment and innovation in Oman.

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As discussed above, to date, the parties have only entered into a non-binding MOU, and the final terms of a future collaboration and/or partnership agreement have not been agreed to, or documented to date, and such anticipated terms or conditions may change prior to being memorialized, or may never come to fruition.

About GlobalTech Corporation

GlobalTech Corporation, headquartered in the USA, is a technology company that aims to provide growth capital and technological innovation to sectors such as AI, Big Data, and telecommunications. GTC partners with global companies to deliver innovative solutions that transform industries. For more information, please visit globaltechcorporation.com.

About Omantel

Omantel is Oman's first and leading integrated telecommunications services provider, enabling the digital society to flourish, allowing new ways of doing business while delivering a world of information and entertainment right to your fingertips. For more information, visit: www.omantel.om.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability to come to definitive terms on a partnership/collaboration agreement with Oman Telecommunication Company, the final definitive terms agreed to, the timing of such transaction, and risks that definitive terms may not be finalized in the near term, if at all; our need for additional capital, the terms of such capital and potential dilution caused thereby; foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan; the international economic environment, geopolitical developments and unexpected global events which could cause our business to decline; investing in emerging markets, where our operations are located, is subject to greater risks than investing in more developed markets, including significant political, legal and economic risks; our revenue performance can be unpredictable by nature; we operate in highly competitive markets, which we expect only to become more competitive; we may be unable to keep pace with technological changes and evolving industry standards; we are exposed to cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, and/or leaks or unauthorized processing of confidential information, and perceptions of such threats may cause customers to lose confidence in our services; the telecommunications industry is highly capital-intensive and requires substantial and ongoing expenditures of capital; we may also be subject to increases in license fees for some of our licenses or to obtain new licenses; the loss of important intellectual property rights, as well as third-party claims that we have infringed on their intellectual property rights; our substantial amounts of indebtedness and debt service obligations could materially decrease our cash flow, which could adversely affect our business and financial condition; our status as a controlled company; the fact that no active trading market for our common stock exists, and an active trading market may not develop or be sustained in the future; stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of the common stock; the telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operate in uncertain judicial and regulatory environments, which may result in unanticipated outcomes that could harm our business; our operating subsidiaries are located in Pakistan, and their assets are in Pakistan, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; we are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with disputes and litigation with regulators, competitors, and third parties; our licenses are granted for specific periods and may be suspended, revoked, or we may be unable to extend or replace these licenses upon expiration; we may be affected by economic downturns both in Pakistan and globally, changes in inflation and interest rates, tariffs, increased costs of borrowing associated therewith and potential declines in the availability of such funding; and risks relating to future divestitures, asset sales, joint ventures and acquisitions.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GlobalTech’s publicly filed reports, including, but not limited to, GlobalTech’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. GlobalTech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to GlobalTech or any person acting on behalf of GlobalTech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GlobalTech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GlobalTech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GlobalTech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by GlobalTech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

CORE IR

Louie Toma

516 222 2560

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